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               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
             SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED
              AND SOLD OR OTHERWISE TRANSFERRED ONLY IF REGISTERED
                  PURSUANT TO THE PROVISIONS OF THAT ACT OR IF
                  AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                          GRAND COURT LIFESTYLES, INC.

           13.125% RETIREMENT FINANCING NOTES-VII DUE OCTOBER 15, 2002



$____________________________________        _____________________________, 199_

Registered Owner:         ____________________________________
Certificate Number:       0000____

      FOR VALUE RECEIVED, the undersigned, Grand Court Lifestyles, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the registered owner specified above or registered assigns, the principal amount specified above on October 15, 2002, together with accrued but unpaid interest. Interest on the unpaid balance of this Note from the date hereof, shall be payable monthly on the 15th day of each month hereafter if such day is a Business Day (as hereinafter defined), at the rate of 13.125% per annum until the entire principal amount of this Note shall have been paid. If such day is not a Business Day, the next Business Day shall be the date interest on this Note is payable. For the purposes herein, "Business Day" shall mean any day other than a day on which The Bank of New York is authorized to remain closed in New York City. Interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted under applicable law) on any overdue installment of interest, at the rate of 13.125% per annum until paid, shall be payable monthly as aforesaid or, at the option of the holder hereof, on demand. Interest shall be computed on the basis of a year of 360 days.

      Payments of principal and interest shall be made in lawful money of the United States of America by check mailed to the address of the registered owner of this Note at the registered owner's address as it appears in the register.

      This Note is one of the 13.125% Retirement Financing Notes-VII due October 15, 2002 of the Company (the "Notes"), originally issued in the principal amount of $__________________ pursuant to the Subscription Agreement, dated as of ________________, 1997 (the "Subscription Agreement"), between the Company and the purchaser named therein, and the Bank Agreement, dated as of November 20, 1997 (the "Bank Agreement") between the Company and The Bank of New York (the "Bank"). Reference is hereby made to the Subscription Agreement and the Bank Agreement and to all amendments and supplements thereto for a description of the terms and conditions upon which this Note is issued and the rights, duties and obligations of the Company, the Bank and the holder of this Note. Copies of the Subscription Agreement and the Bank Agreement are on file in the principal corporate trust office of the Bank.
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      This Note will be without recourse to the officers, directors, and shareholders of Grand Court Lifestyles, Inc.

      This Note shall be governed by the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed by its officer thereunto duly authorized, the day and year first above written.

                                    GRAND COURT LIFESTYLES, INC.


                                    By:__________________________________
                                       Name:
                                       Title:
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                          CERTIFICATE OF AUTHENTICATION


      This Note is one of the Notes of the issue described in the within mentioned Bank Agreement.

                                   THE BANK OF NEW YORK


                                    By:____________________________
                                           Authorized Signatory

                                    Date of Authentication:  ________________



                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto __________________________ the within Note and does hereby irrevocably constitute and appoint __________________________ attorney to transfer the said Note on the books kept for registration thereof, with full power of substitution in the premises.



Date:________________                  ____________________________


Signature Guaranteed:

_____________________


NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.
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